UNITED STATES
SECURITIES AND EXCHANGE

COMMISSION
Washington, D.C. 20549

FORM
8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of report (Date of earliest

event reported):
April 21, 2021

OFG BANCORP

(Exact Name of Registrant

as Specified in Its Charter)

Commonwealth of
Puerto Rico

(State or Other Jurisdiction of Incorporation)
001-12647
66-0538893
(Commission File Number)
(IRS Employer Identification No.)
Oriental Center, 15
th
Floor

254 Munoz Rivera Avenue
San Juan
,
Puerto Rico
00918
(Address of Principal Executive

Offices)
(Zip Code)
(
787
)
771-6800
(Registrant’s Telephone

Number,

Including Area Code)
Not applicable

(Former Name or Former

Address, if Changed Since Last Report)

Check the appropriate box below

if the Form 8-K filing is intended

to simultaneously satisfy the filing obligation

of
the registrant under any of the following

provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17

CFR 230.425)
☐

Soliciting material pursuant to Rule

14a-12 under the Exchange Act

(17 CFR 240.14a-12)
☐

Pre-commencement communications

pursuant to Rule 14d-2(b) under

the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications

pursuant to Rule 13e-4(c)

under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section

12(b) of the Act:
Title of each class Trading Symbol(s)
Name of each exchange on which
registered
Common shares, par value $1.00 per share
OFG
New York Stock Exchange
7.125% Noncumulative Monthly Income Preferred
Stock, Series A ($25.00 liquidation preference
per share)
OFG.PRA
New York Stock Exchange
7.0% Noncumulative Monthly Income Preferred
Stock, Series B ($25.00 liquidation preference
per share)
OFG.PRB
New York Stock Exchange
7.125% Noncumulative Perpetual Preferred Stock,
Series D ($25.00 liquidation preference per
share)
OFG.PRD
New York Stock Exchange
Indicate by check mark whether the

registrant is an emerging growth company

as defined in Rule 405 of the
Securities Act of 1933 (17 CFR §230.405)

or Rule 12b-2 of the Securities

Exchange Act of 1934 (17

CFR
§240.12b-2).
Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended
transition period for complying with

any new or revised financial accounting

standards provided pursuant

to Section
13(a) of the Exchange Act.
☐

Explanatory Note

OFG Bancorp is filing this Amendment to its Form 8-K for the quarter ended March 31, 2021 originally filed with the Securities and Exchange Commission on April 21, 2021 (the “8-K”) solely to include the eXtensible Business
Reporting Language (“XBRL”), which was inadvertently omitted from the Form 8-K because of a technical error in the submission. Except for such correction, this amendment does not update, modify or amend any disclosure set forth in the Form 8-K as originally filed.

Item 2.02. Results of Operations

and Financial Condition.

On April 21,

2021,

OFG Bancorp (the “Company”)

announced the results for the quarter

ended March 31, 2021.
A copy of the Company’s press release is attached

as an exhibit to this report.

Item 9.01. Financial Statements and

Exhibits.

(d)
Exhibits

Exhibit No.

Description of Document

99

Press release by the Company dated April 21, 2021.

SIGNATURES

Pursuant to the requirements

of the Securities Exchange Act of

1934, the Company has duly

caused this report to
be signed on its behalf by the undersigned

hereunto duly authorized.

OFG BANCORP

Date: April 21,

2021
By:

/s/ Maritza Arizmendi

Maritza Arizmendi

Executive Vice President and Chief Financial Officer